Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX

Supplement dated January 22, 2020 to

the Funds’ Prospectus dated March 1, 2019

The following replaces the section “Class I Shares” under the heading “HOW TO PURCHASE SHARES” on page 23 of the Funds’ Prospectus:

Class I shares are offered at NAV with no front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares are not subject to distribution and service fees. Class I shares are front-end and back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class I shares of the Funds. The minimum initial investment to purchase Class I shares is $1 million for all account types.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of the Adviser or purchases referred through the Adviser.
•	Investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The Funds may change investment minimums at any time. The Funds and the Advisor may each waive investment minimums at their individual discretion. Class I shares may not be available for purchase in all states.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information each dated March 1, 2019, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.